Exhibit 99.1

bluebird bio J.P. Morgan Presentation January 2023 NASDAQ: BLUE 1

forward-looking statements These slides and the accompanying oral presentation contain forward-looking statements and information. The use of words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “intend,” “future,” “potential,” or “continue,” and other similar expressions are intended to identify forward-looking statements. For example, all statements we make regarding our expectations regarding our programs and therapies, including but not limited to the timing or likelihood of regulatory filings and approvals, our manufacturing and commercialization plans, and addressable market for approved products or product candidates, the timing of our first revenue, our preliminary unaudited cash position as of December 31, 2022, and our cash runway are forward looking. All forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected. These statements are also subject to a number of material risks and uncertainties that are described in our most recent quarterly report on Form 10-Q, as well as our subsequent filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it was made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. 2

TO GIVE PATIENTS AND THEIR FAMILIES MORE BLUEBIRD DAYS 3

Demonstrating gene therapy expertise across clinical, regulatory and commercial

Clinical Leadership

180+ patients treated with bluebird therapies across 8 clinical trials

Over 10+ years of gene therapy research

Regulatory Success

Industry leader with **2 FDA approved gene therapies and seeking 3rd** in 2023

Established track record for LVV technology, **with 5 regulatory submissions**

Commercial Impact

2 ongoing US launches, revenue expected in Q1 2023, all with wholly-owned global rights

~22,000 patients potentially addressable with our 3 programs in the U.S.[1]

[1] Hassell KL. Population estimates of sickle cell disease in the U.S. Am J Prev Med. 2010;38(4 Suppl):S512 521; Jul '21 bbb analysis of Komodo patient-level claims data (Apr '20 – Mar '21), IQVIA patient-level claims data (Aug '18 – Jul '19); Hulihan, Mary M., et al. State-based surveillance for selected hemoglobinopathies. Genetics in Medicine 17.2 (2015): 125-130.; Bezman L, et al. Adrenoleukodystrophy: Incidence, new mutation rate, and results of extended family screening. Ann Neurol. 2001;49:512–517; Moser HW, Mahmood A, Raymond GV. X-linked adrenoleukodystrophy. Nature Clin Pract Neurol. 2007;3(3):140-51

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Momentum building with near-term commercial launches; opportunity to deliver significant value for patients and shareholders



Patients potentially eligible for SKYSONA® for Cerebral adrenoleukodystrophy
40
Patients potentially eligible for ZYNTEGLO® for beta-thalassemia
1,300-1,500
Patients living with Severe Sickle Cell Disease
~20,000
FUTURE GROWTH
COMMERCIAL OPPORTUNITY
NUMBER OF PATIENTS

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Inherited hemoglobin disorders 6

Launching now 7

ZYNTEGLO commercial launch off to a strong start Launch built on three key pillars Patient Interest QTC Network Reimbursement ZYNTEGLO ® 8

Path to treatment is multi-faceted Indications of Pivotal Steps to Initiating Therapy Patient Interest Treatment mybluebirdsupport Enrollment in Reimbursement Confirmed (cell Apheresis collection) Verification Benefits Scheduling Referrals QTC + Consultation 9

Clear signs of early patient uptake approximately four months into launch Indications of Pivotal Steps to Initiating Therapy Patient Interest Treatment 2 Average time to prior ~40 WEEKS authorization approval** ST Apheresis Patients initiated 1 Completed benefits verification* Q1 Multiple cell 2023 collections scheduled *Estimate based on mybluebirdsupport data and metrics provided by QTCs 10 **Estimate based on QTC reports

Fit-for-purpose Qualified Treatment Center (QTC) network being activated in waves Activated QTC Number of TDT Patients Targeted QTC selection (based on claims data) • Focused on high prevalence states • Centers actively treating beta-thalassemia today • Deep experience with commercial cell and gene therapies QTC growth aligned with demand • 10 QTCs activated • >15 QTCs in on-boarding or MSA negotiation stage • Anticipated expansion to ~40-50 QTCs by YE 2023 to maximize opportunity for ZYNTEGLO and in anticipation of lovo-cel launch 11 *Graphic is illustrative and subject to change as final QTC network is determined; Activated QTC defined as Qualified Treatment Center with a signed MSA QTC: Qualified Treatment Center

Confident in timely, quality access and reimbursement with upfront payment at $2.8M price

PRICE TIED TO RECOGNIZED VALUE

Beta-thalassemia requiring regular RBC transfusions is associated with:

- $6.4 million average lifetime medical care cost per patient[1]
- 23X higher average total health care cost per patient per year vs. general population[2]
- Blood transfusions every 2-5 weeks for life[3]

SIMPLE AND INNOVATIVE PAYMENT STRATEGY

bluebird is offering payers:

- One-time upfront payment
- Outcomes-based agreement with up to 80% rebate if patient does not reach transfusion independence within 2 years
- Clinically-relevant outcome, easily tracked in claims data

ENCOURAGING PAYER INTERACTIONS

All target payers have responded favorably to approach:

- Estimated 70-75% of patients with beta-thalassemia have commercial insurance
- Engaging with state Medicaid agencies representing ~80% of publicly-insured beta-thalassemia patients

[1] Date on file [2] Weiss et al. 2019 [3] TIF Guidelines

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Early indications show value of ZYNTEGLO is recognized; patients are achieving access ~4 months since FDA approval: ~190M THREE ZERO lives covered by a favorable of the largest PBMs have ultimate denials coverage policy signed outcomes-based agreements 13

ZYNTEGLO® manufacturing allows for flexible scheduling and is designed to deliver high quality drug product Occurs at QTC Occurs at CMO 70-90 Days Apheresis and Drug Product Manufacturing Drug Product Infusion and Cell Collection Ready to Ship Recovery and Testing Bulk of time spent on release testing to deliver high quality drug product CONFIDENTIAL 14 QTC: Qualified Treatment Center; CMO: Contract Manufacturing Organization

ZYNTEGLO expected to enable seamless transition to commercializing lovo-cel for sickle cell disease LOVO-CEL Established Same treating Same QTC confidence with physicians network payers Patient Interest QTC Network Reimbursement ZYNTEGLO ® 15

Opportunity to address a critical unmet need for >20,000 individuals living with severe sickle cell disease in the US



LARGE PATIENT POPULATION

- 1 in 365 Black or African American babies is born with sickle cell disease[1]
- **>20,000 SCD patients** in the US may be addressed by gene therapy[2]

SIGNIFICANT UNMET NEED

- VOEs are the hallmark of SCD, but the disease is more than just pain
- 1 in 4 patients have a stroke by age 45[3]
- Widespread risk of organ damage or organ failure[3]
- 75% report difficulty completing daily tasks[4]

MEANINGFUL OPPORTUNITY

- Patients average $4.0 million in direct medical costs, despite a median age of death of only 45[5]
- Approximately 65% report giving up a job due to SCD[4]
- Estimates of foregone income over a lifetime up to $1.3 million[6]
- Nearly 1/3 report experiencing discrimination in a healthcare setting[7]

[1] CDC [2] Data on file [3] Mortality Rates and Age at Death from Sickle Cell Disease: U.S., 1979–2005 [3] Kato GJ, Piel FB, Reid CD, et al. Sickle cell disease. Nat Rev Dis Primers. 2018;4:18010. [4] Holdford et al 2021 [5] Gallagher ME et al, J Med Econ. 2022 Jan-Dec [6] Graf 2022 [7] Harvard Chan, RWJF Poll 2017

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lovo-cel BLA submission on track for Q1 2023; comparability studies complete • Plan to submit BLA for patients 12 and older • Submission based on study HGB-206 Group C, which will form the primary basis for efficacy On track for BLA submission ïƒ¼ï€ Q1 2023 ïƒ¼ï€ Ve nd drug pr analytical comparability studies ïƒ¼ï€ Co ed complete manufacturing of commercial drug nufacturing product validation lotsïƒ¼ï€ commercial vector validation alytical lots completed says developed CONFIDENTIAL 17

Planned 2023 network expansion ensures QTCs are in place and ready to treat appropriate SCD patients upon FDA approval of lovo-cel Activated QTC for ZYNTEGLO Number of TDT Patients (based on claims data) Number of SCD patients (based on claims Significant synergies in QTC network at launch: • Expansion to ~40-50 QTCs by YE 2023 maximizes opportunity to rapidly reach patients • Established contract allows for simplified activation process • Estimated 65% of SCD patients within 50 miles of a planned QTC; (95% within 200 miles); anticipate continued expansion in 2024 18 *Graphic is illustrative and subject to change as final QTC network is determined; Activated QTC defined as Qualified Treatment Center with a signed MSA

SKYSONA 19

SKYSONA®: FDA Approved • First apheresis scheduled for January 2023 • Two activated QTCs; three additional planned • Zero ultimate denials; payers recognize value and urgency to treat • Anticipate 5-10 patient starts in 2023 Early, active cerebral adrenoleukodystrophy refers to asymptomatic or mildly symptomatic (neurologic function score, NFS ≤ 1)boys who have gadolinium enhancement on brain magnetic resonance imaging (MRI) and Loes scores of 0.5-9. SKYSONA was granted accelerated approval based on 24-month Major Functional Disability (MFD)-free survival observed in clinical studies. Continued approval for this indication may be contingent upon verification and description of clinical benefit in a confirmatory trial(s).*Real patients pictured, but they have not used our therapies. QTC: Qualified Treatment Center 20

Closing 21

Strong financial position – cash burn and runway horizon Continuing to strengthen balance sheet beyond Q1 2024 TS Cash runway into Q1 2024 Product revenue N LE with sale of 2nd PRV + restricted cash (anticipated Q1 2023) IVA Evaluating additional Cash balance as of EQU December 31, 20221 opportunities to extend H $95 million cash runway S CA non-dilutive financing & $182 million H cash, cash S CA equivalents & marketable Delivering significant value for patients securities Proving our commercial model and shareholders 1. Excludes $45m in restricted cash. The cash, cash equivalents and marketable securities information above is based on preliminary unaudited information and management estimates for the year ended December 31, 2022, is not a comprehensive statement of the Company’s financial results as of and for the 22 fiscal year ended December 31, 2022 and is subject to completion of the Company’s financial closing procedures. The Company’s independent registered public accounting firm has not conducted an audit or review of and does not express an opinion or any other form of assurance with respect to, this preliminary estimate.; 2. Cash Runway is calculated using the current cash balance / net burn rate (cash from revenue less cash paid for expenses)

Upcoming milestones First to market gene therapy for inherited hemoglobin disorders in the U.S. SKYSONA® for cerebral ZYNTEGLO® for lovo-cel for adrenoleukodystrophy beta-thalassemia sickle cell disease o First cell collection o First commercial o BLA submission planned scheduled for January revenue expected in for Q1 2023 2023 Q1 2023 o Potential FDA approval o Continued launch o Continued launch expected by end of 2023 expansion throughout expansion throughout o Commercial launch 2023 2023 expected early 2024 o 40-50 QTCs by end of 2023 Proving our commercial model Significant value driver 23 bluebird bio: Setting the standard and proving the gene therapy commercial model Demonstrating gene therapy expertise across clinical, regulatory and commercial Momentum building with near-term commercial launches Opportunity to deliver significant value for patients and shareholders 24

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CONFIDENTIAL 26

ZYNTEGLO® approval is underscored by impressive clinical study data ZYNTEGLO® treatment Transfusion status of patients in Phase 3 studies In Phase 3 studies presented at ASH 2022: • 90% of patients achieved transfusion independence (TI) and normal or near-normal hemoglobin levels (years) • All patients who achieved TI    remained transfusion free Transfusion as of last follow-up Consent Independent at N=37 • Durable results with longest Age follow-up out to 5 years • Results were consistent across ages and genotypes • Majority of AEs and SAEs were consistent with myeloablative conditioning **After a planned orthopedic surgery, the patient had blood loss, which required 1 packed red blood cell transfusion 12 Months Before 27 Months After DP Infusion DP Infusion Data as of July 2022

lovo-cel: most advanced sickle cell disease gene therapy development program in the industry



24 months before informed consent
Post lovo-cel Infusion
Total events over 24 months before informed consent
Total events post lovo-cel infusion
-M24
-M12
0
M6
M12
M18
M24
HbA^{T87Q} expression stabilizes by M6
Annualized severe VOE rate, median (min – max)
3.0 (0.5 – 13.5)
0.0 (0.0 – 0.5)
N=32
Severe VOE
Death

Data as of Aug 11, 2022

Update on Pivotal Cohort (HGB 206 Group C) Presented at ASH 2022

- **96%** experienced complete resolution of severe VOEs through 24 months of follow-up (ASH 2022)
- As of August 2022, 50 patients had been treated with lovo-cel, with up to **7 years** of follow-up (median: 37.7 months)
- **Safety data remained consistent** with the known side effects of autologous hematopoietic stem cell collection, myeloablative single-agent busulfan conditioning and underlying SCD
- As previously reported, patient with significant baseline SCD-related cardiopulmonary disease died >18 months post-infusion (considered unlikely to be related to lovo-cel).
- Updated data cut, including long-term follow-up, being prepared for BLA submission anticipated in **Q1 2023**

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The approval of SKYSONA® was based on data from bluebird bio's Phase 2/3 study ALD-102 and Phase 3 ALD-104 study


The NEW ENGLAND JOURNAL of MEDICINE

October 4, 2017

ORIGINAL ARTICLE

Hematopoietic Stem-Cell Gene Therapy for Cerebral Adrenoleukodystrophy

Florian Eichler, M.D., Christine Duncan, M.D., Patricia L. Musolino, M.D., Ph.D., Paul J. Orchard, M.D., Satiro De Oliveira, M.D., Adrian J. Thrasher, M.D., Myriam Armant, Ph.D., Colleen Dansereau, M.S.N., R.N., Troy C. Lund, M.D., Weston P. Miller, M.D., Gerald V. Raymond, M.D., Raman Sankar, M.D., Ami J. Shah, M.D., Caroline Sevin, M.D., Ph.D., H. Bobby Gaspar, M.D., Paul Gissen, M.D., Hernan Amartino, M.D., Drago Bratkovic, M.D., Nicholas J.C. Smith, M.D., Asif M. Paker, M.D., Esther Shamir, M.P.H., Tara O'Meara, B.S., David Davidson, M.D., Patrick Aubourg, M.D., and David A. Williams, M.D.

N Engl J Med 2017; 377:1630-1638


Subject 2001: first patient treated in STARBEAM
pre treatment
1 year after Lenti-D
2 years after Lenti-D
Flair
T1 Post
Loes score = 2
Loes score = 3
Loes score = 2

EFFICACY

Accelerated approval was based on a post hoc analysis of 24-month improvement in major functional disability (MFD) free survival

SKYSONA treated patients (n = 11) had an estimated 72% likelihood of MFD-free survival at 24 months compared to untreated patients in a natural history study (n = 7) who had only an estimated 43% likelihood of MFD-free survival

A total of 67 patients were treated in clinical trials

SAFETY

The label includes a Boxed Warning on SKYSONA for hematologic malignancy; as previously reported, 3 boys treated in our clinical trials developed MDS which is believed to be caused by insertion of the Lenti-D vector

Other risks include serious infections, prolonged cytopenias, delayed platelet engraftment, risk of neutrophil engraftment failure, and hypersensitivity reactions.

Under accelerated approval, bluebird has agreed to provide confirmatory data to the FDA

Early, active cerebral adrenoleukodystrophy refers to asymptomatic or mildly symptomatic (neurologic function score, NFS ≤ 1) boys who have gadolinium enhancement on brain magnetic resonance imaging (MRI) and Loes scores of 0.5-9. SKYSONA was granted accelerated approval based on 24-month Major Functional Disability (MFD)- free survival observed in clinical studies. Continued approval for this indication may be contingent upon verification and description of clinical benefit in a confirmatory trial(s). MDS: myelodysplastic syndrome

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